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                                                                    EXHIBIT 99.1


DVI - LIQUIDATION ANALYSIS PURSUANT TO THE PLAN

                                                                            LOW            HIGH
                                                                           ------         ------
Estimated Allowed Secured Claims (Class 2)                                  $12.5          $12.5

ESTIMATED ASSET COLLECTIONS (NET OF CLASS 2 SECURED CLAIMS):     (1)
     DVI FS Lease/Loan Payoffs                                               17.1           20.9
     Restructuring and Sale of DVIBC Loans                                    1.2            1.4
     Net Recoveries from Liquidation of Securitization
      Subsidiaries                                                             --             --
     Net Recoveries from Sale of International Subsidiaries                  42.0           51.3
     Sale of Real Property                                                    4.8            5.8
     Sale of Servicing Rights                                                 3.2            3.9
     Other Miscellaneous Asset Sales                                          0.9            1.1
                                                                           ------         ------
     NET ASSET COLLECTIONS                                                   69.0           84.4

     Estimated Preference Litigation Recoveries                  (2)          2.0            4.0
     Estimated Litigation Recoveries                             (3)         35.0          120.0
                                                                           ------         ------
TOTAL ESTIMATED DISTRIBUTION VALUE                                         $106.0         $208.4


ESTIMATED DIP FACILITY CLAIMS:
     Actual DIP Borrowings (including accrued interest)          (4)         69.5           69.5
     Incremental DIP Borrowings                                  (5)          7.4            7.4
                                                                           ------         ------
     Total Estimated DIP Claims                                              76.9           76.9

     Priority Tax Claims                                         (6)          4.5            4.5
     Admin Claims:
          Professional Fees & Expenses                           (7)          9.7            9.7
          Upfront Professional Success Fees                      (8)          0.8            0.8
          Other Priority Claims                                  (6)          0.3            0.3
                                                                           ------         ------
     TOTAL DIP & PRIORITY CLAIMS                                             92.2           92.2

ESTIMATED REMAINING VALUE                                                   $13.8         $116.1


ALLOCATION OF ESTIMATED REMAINING VALUE:
     DIP Additional Interest                                     (9)          4.1            8.5
     Incremental Professional Success Fees                       (10)          --            1.0
     Unsecured Distributions                                                  9.7          106.7
                                                                           ------         ------
     ESTIMATED REMAINING VALUE                                               13.8          116.1

ESTIMATED UNSECURED CLAIMS:
     Class 3 - General Unsecured Claims (Senior)                 (11)       180.5          180.5
     Class 3 - General Unsecured Claims                          (12)       116.9          116.9
     Class 4 - Subordinated Unsecured Claims                     (13)        32.9           32.9
                                                                           ------         ------
     TOTAL UNSECURED CLAIMS                                                 330.3          330.3

BLENDED UNSECURED RECOVERY                                                     29%          32.3%


     Recoveries Post-Redistribution
     Class 3 - General Unsecured Claims (Senior)                              3.5%          38.2%
     Class 3 - General Unsecured Claims                                       2.9%          32.3%
     Class 4 - Subordinated Unsecured Claims                                  0.0%           0.0%

FOOTNOTES:

     (1) Projected collections after August 20th, per the Debtors' budget dated 8/24/04. Low/High scenarios based on +/- 10% to Debtors' budget.

     (2)  Based on Debtor estimates.

     (3)  Based on Anderson Kill estimated recoveries net of expenditures.

     (4) Actual borrowings as of August 20th, including accrued interest of $5.5 million.

     (5) Includes $1.1 million of projected operating expenditures and $3.3 million of projected accrued interest after August 20th, based on the Debtors' budget dated 8/24/04. Also includes drawdown of $3.0 million Litigation Revolver.

     (6)  Estimated.

     (7) Includes $4.7 million of accrued professional fees as of August 20th and $5.0 million of projected incremental professional fees and expenses through effective date of Plan.

     (8)  Professional success fees upon DIP repayment and Plan confirmation.

     (9) Equals 30% of Estimated Remaining Value up to maximum additional interest of approximately $8.5 million.

     (10) Professional success fees tied to asset collections and unsecured recoveries.

     (11) $163.7 million of 9.875% Senior Notes and $16.8 million BMO Claim.

     (12) General unsecured claims as estimated by Debtor.

     (13) $25.1 million of 7.5% Subordinated Notes and $7.8 million of 9.125% Subordinated Notes.

DVI - CHAPTER 7 LIQUIDATION ANALYSIS

                                                             LOW          HIGH
                                                            ------       ------
Estimated Allowed Secured Claims (Class 2)                  $ 12.5       $ 12.5

ESTIMATED ASSET COLLECTIONS (NET OF CLASS 2
  SECURED CLAIMS):                               (1)
  DVI FS Lease/Loan Payoffs                                 $ 17.1       $ 20.9
  Restructuring and Sale of DVIBC Loans                        1.2          1.4
  Net Recoveries from Liquidation of
    Securitization Subsidiaries                                 --           --
  Net Recoveries from Sale of International
    Subsidiaries                                              42.0         51.3
  Sale of Real Property                                        4.8          5.8
  Sale of Servicing Rights                                     3.2          3.9
  Other Miscellaneous Asset Sales                              0.9          1.1
                                                            ------       ------
  NET ASSET COLLECTIONS                                       69.0         84.4

Estimated Preference Litigation Recoveries       (2)           2.0          4.0
Estimated Litigation Recoveries                  (3)          23.3         80.0
                                                            ------       ------

Total Estimated Distributable Value                         $ 94.4       $168.4

ESTIMATED DIP FACILITY CLAIMS:
  Actual DIP Borrowings (including accrued
    interest)                                    (4)          69.5         69.5
  Incremental DIP Borrowings                     (5)           5.9          5.9
                                                            ------       ------
  Total Estimated DIP Claims                                  75.4         75.4

  Chapter 7 Trustee Expenses                     (6)           2.8          5.1
  Priority Tax Claims                            (7)           4.5          4.5
  Admin Claims:
    Professional Fees & Expenses                 (8)           9.7          9.7
    Upfront Professional Success Fees            (9)           0.3          0.3
    Other Priority Claims                        (7)           0.3          0.3
                                                            ------       ------
  TOTAL DIP & PRIORITY CLAIMS                                 93.0         95.2

Estimated Remaining Value                                   $  1.4       $ 73.2

ALLOCATION OF ESTIMATED REMAINING VALUE:
  DIP Additional Interest                        (10)          0.4          8.5
  Incremental Professional Success Fees          (11)           --          0.5
  Unsecured Distributions                                      1.0         64.1
                                                            ------       ------
  ESTIMATED REMAINING VALUE                                    1.4         73.2

ESTIMATED UNSECURED CLAIMS:
  Class 3 - General Unsecured Claims (Senior)    (12)        180.5        180.5
  Class 3 - General Unsecured Claims             (13)        116.9        116.9
  Class 4 - Subordinated Unsecured Claims        (14)         32.9         32.9
                                                            ------       ------
  TOTAL UNSECURED CLAIMS                                     330.3        330.3

BLENDED UNSECURED RECOVERY                                     0.3%        19.4%

RECOVERIES POST-REDISTRIBUTION
  Class 3 - General Unsecured Claims (Senior)                  0.3%        22.9%
  Class 3 - General Unsecured Claims                           0.3%        19.4%
  Class 4 - Subordinated Unsecured Claims                      0.0%         0.0%

Footnotes:

 (1) Projected collections after August 20th, based on the Debtors' budget dated 8/24/04. Low/High scenarios based on +/- 10% to Debtors' budget.
     Conversion to Chapter 7 could negatively impact asset sales and lead to further deterioration in recoveries.

 (2) Based on Debtor estimates.

 (3) Based on Anderson Kill estimated recoveries net of expenditures. Due to inability to establish litigation trust and lack of litigation funding, assumes 33% discount to recoveries in a Plan scenario.

 (4) Actual borrowings as of August 20th, including accrued interest of $5.4 million.

 (5) Includes $1.1 million of projected operating expenditures and $3.3 million of projected accrued interest after August 20th, based on the Debtors' budget dated 8/24/04. Also includes $1.5 million drawn under Litigation Revolver.

 (6) Assumes trustee receives 3.0% of Total Estimated Distributable Value.

 (7) Estimated.

 (8) Includes $4.7 million of accrued professional fees as of August 20th and $5.0 million of projected incremental professional fees and expenses through conversion date.

 (9) Professional success fees upon DIP repayment.

(10) 30% of Estimated Remaining Value up to a maximum additional interest of approximately $8.5 million.

(11) Professional success fees tied to asset collections and unsecured recoveries.

(12) $163.7 million of 9.875% Senior Notes and $16.8 million BMO Claim.

(13) General unsecured claims as estimated by Debtor.

(14) $25.1 million of 7.5% Subordinated Notes and $7.8 million of 9.125% Subordinated Notes.

DVI - SEPARATE ENTITY CHAPTER 7 LIQUIDATION ANALYSIS

                                                           DVI           BUSINESS CREDIT   FINANCIAL SERVICES
                                                    -----------------   ----------------   ------------------
                                                       LOW      HIGH      LOW      HIGH      LOW       HIGH
                                                      ------   ------    -----    -----     ------    ------
Estimated Allowed Secured Claims (Class 2)           $    -    $    -    $   -    $   -     $ 12.5    $ 12.5

ESTIMATED ASSET COLLECTIONS (NET OF CLASS 2
  SECURED CLAIMS):                             (1)
     DVI FS Lease/Loan Payoffs                       $    -    $    -    $   -    $   -     $ 17.1    $ 20.9
     Restructuring and Sale of DVIBC Loans                -         -      1.2      1.4          -         -
     Net Recoveries from Liquidation of
       Securitization Subsidiaries                        -         -        -        -          -         -
     Net Recoveries from Sale of
       International Subsidiaries                         -         -        -        -       42.0      51.3
     Sale of Real Property                                -         -        -        -        4.8       5.8
     Sale of Servicing Rights                             -         -        -        -        3.2       3.9
     Other Miscellaneous Asset Sales                      -         -        -        -        0.9       1.1
                                                     ------    ------    -----    -----     ------    ------
     NET ASSET COLLECTIONS                                -         -      1.2      1.4       67.9      83.0

Estimated Preference Litigation Recoveries     (2)        -         -        -        -        2.0       4.0
Estimated Litigation Recoveries                (3)     13.3      50.0      3.3     10.0        6.7      20.0

Implied Intercompany Claim Recovery            (4)        -       9.4        -        -          -         -
                                                     ------    ------    -----    -----     ------     ------
     TOTAL ESTIMATED DISTRIBUTABLE VALUE             $ 13.3    $ 59.4     $4.5    $11.4     $ 76.5     $107.0

ESTIMATED DIP FACILITY CLAIMS:
     Actual DIP Borrowings (including
       accrued interest)                       (5)   $  3.1    $  3.1    $10.4    $10.4     $ 55.8    $ 55.8
     Incremental DIP Borrowings                (6)      1.0       1.0      0.9      0.9        4.0       4.0
     Professional Fees & Expenses -
       Paid Through DIP                        (7)      1.0       1.0      2.9      2.9        5.8       5.8
                                                     -------   ------    -----    -----     ------    ------
     ESTIMATED DIP CLAIMS                               5.1       5.1     14.3     14.3       65.6      65.6

     DIP Deficiency Claim                      (8)      0.6       0.2        -        -        9.1       2.7
                                                     -------   ------    -----    -----     ------    ------
     TOTAL ESTIMATED DIP CLAIMS                         5.7       5.3     14.3     14.3       74.7      68.3

     ESTIMATED VALUE OF DIP REPAYMENT                $  7.6    $ 54.1    $   -    $   -      $  1.8    $ 38.7

ESTIMATED PRIORITY CLAIMS:
     Chapter 7 Trustee Expenses                (9)      0.4       1.5        -        -        2.3       3.2
     Priority Tax Claims                      (10)        -         -        -        -        4.5       4.5
     Other Admin Claims:
          Upfront Professional Success Fees   (11)      0.3       0.3        -        -          -         -
          Other Priority Claims               (10)        -         -        -        -        0.3       0.3
                                                     ------    ------    -----    -----     ------    ------
     TOTAL ESTIMATED PRIORITY CLAIMS                    0.7       1.8        -        -        7.1       8.0

     ESTIMATED REMAINING VALUE                       $  7.0   $  52.3   $    -   $    -    $     -    $ 30.7

ALLOCATION OF ESTIMATED REMAINING VALUE:
     DIP Additional Interest                  (12)      2.1       0.5        -        -          -       8.0
     Incremental Professional Success Fees    (13)        -       0.5        -        -          -         -
     Unsecured Distributions                            4.9      51.3        -        -          -      22.7
                                                     ------    ------    -----    -----     ------    ------
     ESTIMATED REMAINING VALUE                          7.0      52.3        -        -          -      30.7

ESTIMATED UNSECURED CLAIMS:
     Class 6 - Intercompany Claims            (14)        -         -     70.0     70.0       91.5      91.5
     Class 3 - General Unsecured Claims
       (Senior)                               (15)    163.7     163.7        -        -       16.8      16.8
     Class 3 - General Unsecured Claims       (16)     60.0      60.0      2.8      2.8      114.1     114.1
     Class 4 - Subordinated Unsecured Claims  (17)     32.9      32.9        -        -          -         -
                                                     ------    ------    -----    -----     ------    ------
     TOTAL UNSECURED CLAIMS                           256.6     256.6     72.8     72.8      222.4     222.4

BLENDED UNSECURED RECOVERY                              1.9%     20.0%     0.0%     0.0%       0.0%     10.2%

     RECOVERIES POST-REDISTRIBUTION
     Class 6 - Intercompany Claims                      1.9%     20.0%     0.0%     0.0%       0.0%     10.2%
     Class 3 - General Unsecured Claims
       (Senior)                                         2.3%     24.0%     0.0%     0.0%       0.0%     10.2%
     Class 3 - General Unsecured Claims                 1.9%     20.0%     0.0%     0.0%       0.0%     10.2%
     Class 4 - Subordinated Unsecured Claims            0.0%      0.0%     0.0%     0.0%       0.0%      0.0%

DVI -- SEPARATE ENTITY CHAPTER 7 LIQUIDATION ANALYSIS

Footnotes:

     (1) Projected collections after August 20th, based on the Debtors' budget dated 8/24/04. Low/High scenarios based on +/- 10% to Debtors' budget. Conversion to Chapter 7 could negatively impact asset sales and lead to further deterioration in recoveries.

     (2)  Based on Debtor estimates.

     (3) Based on estimated recoveries net of expenditures prepared by the litigation professionals retained by the Creditors' Committee. Actual recoveries may be materially higher or lower than estimates. Due to inability to establish litigation trust and lack of litigation funding in the event of a chapter 7 conversion, assumes 33% discount to recoveries in a Plan scenario. One of the Debtors' bases for substantive consolidation is that it is difficult to allocate the litigation proceeds among the three Debtors. However, this analysis assumes that the proceeds of the material litigation described herein would be allocated among the Debtors as follows: (a) directors and officers, Deloitte Touche, Clifford Chance and 50% of Merrill Lynch proceeds would be allocated to DVI, (b) 50% of Rec. III proceeds would be allocated to DVIBC and (c) 50% of Merrill Lynch proceeds and 50% of Rec. III proceeds would be allocated to DVIFS. These assumptions are not based upon any judicial determination and represent only a prediction of likely theories on which the estate might prevail in the identified litigation. These assumptions represent only the judgment of legal counsel for the Creditors' Committee; the ultimate allocation of recoveries among the Debtor entities would be determined by a judicial determination in future legal proceedings, the product of negotiated settlements or some combination of either. The ultimate allocations could be materially different from those indicated above.

     (4) Implied recoveries on Class 6 Intercompany Claims. Assumes such claims are pari passu to Class 3 General Unsecured Claims.

     (5) Net Draws of $63.9 million as of August 20th and actual accrued interest of $5.5 million.

     (6) Includes approximately $1.1 million of projected operating expenditures and approximately $3.3 million of projected accrued interest after August 20th, based on the Debtors' budget dated 8/24/04. Also includes approximately $1.5 million drawn under Litigation Revolver.

     (7) Includes approximately $4.7 million of unpaid accrued professional fees as of August 20th and approximately $5.0 million of projected incremental professional fees and expenses through conversion date.

     (8) Deficiency claim for shortfall of paydown of DIP borrowings allocated to Business Credit. Allocated based on pro rata share of Net Draws under DIP.

     (9)  Assumes trustee receives 3.0% of Total Estimated Distributable Value.

     (10) Estimated by Debtors.

     (11) Professional success fees upon DIP repayment.

     (12) 30% of Estimated Remaining Value up to maximum additional interest of approximately $8.5 million.

     (13) Professional success fees tied to asset collections and unsecured recoveries.

     (14) $70.0 million intercompany claim owed by Business Credit to Financial Services, and $91.5 million intercompany claim owed by Financial Services to DVI. Assumes such claims are pari passu with Class 3 General Unsecured Claims.

     (15) $163.7 million of 9.875% Senior Notes and $16.8 million BMO Claim.

     (16) General unsecured claims as estimated by Debtor. Includes an additional $60 million estimated of unsecured guaranty claims that would be eliminated in a substantively consolidated case.

     (17) $25.1 million of 7.5% Subordinated Notes and $7.8 million of 9.125% Subordinated Notes.

DVI -- SEPARATE ENTITY CHAPTER 7 DIP ALLOCATION

                                                  BUSINESS    FINANCIAL
                                         DVI       CREDIT     SERVICES     CONSOLIDATED
                                        ------    --------    ---------    ------------
Initial Borrowings(1)                   $   --     $   --     $ 102.0        $ 102.0
Cumulative Advances to Fund Op Ex(2)        --        6.8        12.7           19.5
Professional Fee Allocation(3)             2.9        8.6        17.2           28.7
DIP Fee Allocation(4)                      0.3        1.0         1.9            3.2
                                        ------     ------     -------        -------
CUMULATIVE DRAWS                           3.2       16.3       133.9          153.4
less: Repayments(2)                       (0.4)      (6.7)      (82.4)         (89.5)
                                        ------     ------     -------        -------
NET DRAWS                                  2.8        9.6        51.5           63.9
Actual Accrued Interest(5)                 0.3        0.8         4.3            5.5
                                        ------     ------     -------        -------
ACTUAL DIP BORROWINGS                   $  3.1     $ 10.4     $  55.8        $  69.3

---------------------
(1) Initial draws used to fund repayment of Fleet facility.

(2) Per Debtors' estimates through August 20th. Exclude draws used to pay DIP Fees ($3.2mm) and Professionals ($28.7mm).

(3) Professional Fees historically paid by Financial Services. Re-allocated amongst entities based on an estimate of professional time spent, 10% HoldCo, 30% Business Credit, and 60% Financial Services.

(4) DIP Fees historically paid by Financial Services. Re-allocated amongst entities with same percentages as Professional Fees.

(5) Actual accrued interest as of August 20th. Allocated amongst entities based on pro rata share of Net Draws.